FIRST NATIONAL®

BANCSHARES, INC.

Keefe, Bruyette & Woods

Bank Update

September 30, 2008

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements." Forward-looking statements relate to future events or our future financial performance and include statements about the competitiveness of the banking industry, potential regulatory obligations, our entrance and expansion into other markets, our other business strategies and other statements that are not historical facts. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Our actual results may differ materially from those anticipated in any forward-looking statements, as they will depend on many factors about which we are unsure, including many factors which are beyond our control.

Company Overview

- Community-oriented bank with a focus on small and medium-sized businesses and consumers
- Headquartered in Spartanburg, South Carolina
  - Commenced operations in March 2000
  - Acquired Carolina National Corporation in January 2008
- Over 190 full-time equivalent employees
- Over $850 million in assets in 8 years
- Expansion into growth markets
  - Greenville/Spartanburg
  - Charleston
  - Columbia
  - South Charlotte

Company Overview

- Tenth largest financial institution headquartered in South Carolina

- Network of 12 full-service branches across South Carolina
  - Plan to open Northern region headquarters and 13th full-service branch in early 2009

- Experienced management team with long term ties in communities served
  - Regional executive officer oversees each region

10th Largest South Carolina Financial Institution

#*	Company	Ticker	Headquarters	Assets ($MM's)
1	South Financial Group, Inc.	TSFG	Greenville	13,979
2	First Citizens Bancorporation, Inc.	FCBN	Columbia	6,529
3	First Financial Holdings, Inc.	FFCH	Charleston	2,871
4	SCBT Financial Corporation	SCBT	Columbia	2,774
5	Palmetto Bancshares, Inc.	PLMT	Laurens	1,343
6	Carolina Financial Corporation		Charleston	1,123
7	First Palmetto Financial Corp.		Camden	869
8	Security Federal Corporation	SFDL	Aiken	863
9	CNB Corporation	CNBW	Conway	860
10	**First National Bancshares, Inc.**	**FNSC**	**Spartanburg**	**853**

** South Carolina banks and thrifts ranked by asset size and based on regulatory financial reports*
Source: SNL Financial, LC

Footprint in South Carolina's Best Markets

Top South Carolina Counties*			
County	2007 Population	07 - '12 Est. Pop. Growth	2007 Median HHI
Greenville, SC	**420,579**	**7.3%**	**51,794**
Richland, SC	**356,842**	**7.6%**	**50,255**
Charleston, SC	**345,500**	**6.4%**	**47,866**
Spartanburg, SC	**275,235**	**5.8%**	**46,792**
Lexington, SC	**244,352**	**9.0%**	**56,247**
Horry, SC	243,477	18.6%	45,374
York, SC	**203,817**	**16.0%**	**55,229**
Anderson, SC	180,513	6.1%	44,921
Berkeley, SC	161,486	9.8%	50,037
Aiken, SC	155,874	6.5%	47,331
Beaufort, SC	154,876	17.2%	60,417

* Source: SNL Financial LC

Senior Management Team

Name	Age	Title with the Bank	Yrs in Industry	Previous Experience
Jerry L. Calvert	60	President & Chief Executive Officer	34	CCB Financial Corp./American Federal
Kitty B. Payne	37	Executive Vice President & Chief Financial Officer	15	KPMG LLP
David H. Zabriskie	47	Executive Vice President & Chief Lending Officer	19	CCB Financial Corp./American Federal; OCC and OTS
Jeff A. Benjamin	48	Senior Vice President & Senior Credit Officer	27	Coastal Financial Corporation
Kent S. Dill	55	Senior Vice President & Retail Banking Manager	30	SunTrust/CCB Financial Corp./American Federal

Market Share Opportunity

Combined Counties of Operation

Rank	Institution	Deposits ($000)	Market Share	Branches
1	Wachovia Corp. (NC)	$6,307,233	22.08 %	63
2	Bank of America Corp. (NC)	4,321,101	15.13	54
3	South Financial Group Inc. (SC)	3,164,542	11.08	26
4	BB&T Corp. (NC)	2,984,612	10.45	44
5	Synovus Financial Corp. (GA)	2,414,764	8.45	21
6	First Citizens Bancorp. (SC)	1,665,349	5.83	52
7	First Financial Holdings Inc. (SC)	929,807	3.26	20
8	SunTrust Banks Inc. (GA)	862,969	3.02	36
9	**First National Bancshares Inc. (SC)**	**643,057**	**2.25**	**11**
10	Palmetto Bancshares Inc. (SC)	449,887	1.58	16

FIRST NATIONAL

Source: SNL Financial
Deposit data as of June 30, 2008
Market share data for Charleston, Greenville, Richland and Spartanburg counties in South Carolina.

Financial Highlights

- Asset growth of 9.25% from June 30, 2007 to June 30, 2008 (adjusted for CNCP acquisition)
- Balance sheet for September 30, 2008 projected to remain relatively flat compared to June 30, 2008
  - Manage balance sheet growth to preserve capital
- Merger integration progressing on schedule
  - System conversion completed May 31, 2008
- Earnings for the six months ended June 30, 2008 of $924,000 or $0.04 per diluted share
- Loan loss allowance at 1.24% of loans outstanding as of June 30, 2008
- No FHLMC/FNMA preferred stock in investment portfolio

Net Interest Margin

Net Interest Margin (%)



4.60
3.85
3.10
2.35
1.60
3.05
3.26
3.53
3.79
3.39
2003
2004
2005
2006
2007

Qtr. Net Interest Margin (%)



4.60
3.85
3.10
2.35
1.60
3.40
3.39
3.29
2.91
2.70
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

- Slightly improving margin outlook for 2008/2009 assuming unchanged rate environment
- Cost of funds is improving as time deposits reprice
  - Retail deposit costs have not fallen in proportion to 1st quarter rate cuts due to tight liquidity in the market
- Net interest margin reduced by 7 bp for lost interest income on average nonperforming loans of $18.9 million for 2nd quarter 08

Stock Performance (NASDAQ: FNSC)

- Market Cap of $36 million* (6.4 million shares)
  (not including preferred stock of $18 million)

- One of the largest insider ownership positions of all financial institutions headquartered in South Carolina (35+%)

- Trading at median 16X last 12 months earnings, as of September 16, 2008

*Market cap is as of the market close on 9/26/08

6th Largest Publicly Traded South Carolina Financial Institution

#*	Company	Ticker	Headquarters	Assets ($MM's)	Market Cap. ($MM's)
1	South Financial Group, Inc.	TSFG	Greenville	13,977	603
2	First Citizens Bancorporation, Inc.	FCBN	Columbia	6,529	434
3	First Financial Holdings, Inc.	FFCH	Charleston	2,924	295
4	SCBT Financial Corporation	SCBT	Columbia	2,774	376
5	Security Federal Corporation	SFDL	Aiken	863	51
6	***First National Bancshares, Inc.***	***FNSC***	***Spartanburg***	***853***	***36***
7	Community Capital Corporation	CPBK	Greenwood	783	45
8	Southern First Bancshares, Inc.	SFST	Greenville	698	32
9	Beach First National Bancshares, Inc.	BFNB	Myrtle Beach	670	36
10	First Community Corporation	FCCO	Lexington	641	32

** Publicly traded South Carolina banks and thrifts ranked by assets*
Excludes companies traded on the Pink Sheets
Source: SNL Financial, LC

FIRST NATIONAL

*Rank based on as reported assets
Market cap is as of the market close on 9/26/08
Assets are as of June 30, 2008 or the most recently reported quarter
Source: SNL Financial LC

Strong Capital Base

- Issued $18 million in 7.25% Noncumulative Convertible Perpetual Preferred Stock in July 2007
- Share Repurchase Program authorizes up to 157,000 shares for repurchase
  - 50,019 shares remain available for repurchase as of September 29, 2008
- Well-capitalized as of June 30, 2008
  - Bank's total risk-based capital ratio is 11.4%
  - Holding company's total risk-based capital ratio is 10.5%
- Expect to remain well-capitalized as of September 30, 2008

Loan Portfolio Composition



A & D Construction 7%
Nonperforming Loans 3%
Residential Construction 11%
Other Construction 4%
Commercial Real Estate 49%
HELOC 9%
Commercial Non Real Estate 7%
Commercial Land 10%

Total Loan Portfolio = $702,735

- **Yield on loan portfolio is 6.00% for the second quarter ended June 30, 2008**

Dollars in thousands as of June 30, 2008

Nonperforming Loan Portfolio Composition



Commercial Land 509
Other Non-Commercial Real Estate 2,160
Residential Land 3,991
Residential Construction 9,281
Residential 2,967
Commercial Owner-Occupied 5,284

Total Nonperforming Loan Portfolio = $24,192

- ❑ **Commercial real estate makes up 92.8% of NPL's**
  - ➢ **66% of commercial real estate NPL's are in the coastal markets**

Dollars in thousands as of June 30, 2008

Asset Quality

Net C/Os / Avg. Loans* (%) & Reserves / Loans* (%)



1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.06
1.08
0.04
1.00
1.04
1.20
0.35
1.24
2005
2006
2007
Q1 '08
Q2 '08

* Total loans does not include loans held for sale.

NPAs / Loans + OREO*(%)



5.00
4.00
3.00
2.00
1.00
0.00
0.14
0.13
3.00
2.94
4.35
2005
2006
2007
Q1 '08
Q2 '08

- **Nonperforming assets of $32.2 million as of June 30, 2008**
  - **Nonperforming loans of $24.1 million**
  - **Other real estate owned of $8.1 million**
  - **Nonperforming loans are concentrated in the coastal Carolina market**
- **Rise in NPAs tied to the downturn in the residential housing market**
- **Nonperforming assets projected to rise as of September 30, 2008**
- **Addition to allowance for loan losses will be made during third quarter to reflect increased risk in portfolio**

Loan Review and Monitoring Process

- Dedicated credit administration function
- Active external loan review process
- Proactive internal loan review process
  - 34% of loan portfolio reviewed including 52% of construction and development portfolio
- Substantial resources dedicated to recovery of nonperforming assets

Summary

- Management team with significant experience

- Attractive markets with opportunity to take market share

- Growing franchise with proven branching strategy

- One of few independent statewide franchises in South Carolina